Exhibit 99.1

CER - 1236 is a first - in - class chimeric antigen receptor T - cell (CAR - T) therapy designed to induce phagocytic target clearance through a TIM - 4 – based receptor ectodomain. TIM - 4 targets TIM - 4 - L, or phosphatidylserine, a structural phospholipid expressed on apoptotic and cancerous cells, especially acute myeloid leukemia, but absent on healthy cells. TIM - 4 binding to its ligand results in both cytotoxic T cell killing and phagocytosis of target cells. This non - canonical mechanism differs from cytotoxic CAR - T approaches and is intended to modulate target clearance with reduced systemic inflammatory toxicity. We report the first - in - human clinical experience with CER - 1236 in advanced myeloid malignancies. INTRODUCTION ϙϙϙϙϙϙϙϙ First - In - Human Clinical Experience with CER - 1236, a First - In - Class TIM - 4 – Based Phagocytic CAR - T Therapy, Including Platelet Transfusion Independence In an Index Patient with High - Risk MDS/AML (inv(3)/Mecom) 5(68/76 Preclinical safety results reveal no off - tumor cytotoxicity Figure 3. (A) CER - 1236 response to healthy primary human cells was assessed by co - culturing CER - 1236 T cells with primary human cells and response was measured at 24h by IFN - γ secretion. MV - 4 - 11 AML cells were used as a positive control. Mean ± SD is shown, n=3. **** = p <0.0001. (B) CER - 1236 cytotoxicity against select healthy primary human cells was assessed using LDH release at 72h post co - culture. MV - 4 - 11 AML cells were used as a positive control. Mean ± SD is shown, n=3. ** = p<0.01. 7,0    /LVSUHYDOHQWRQKXPDQ$0/EXWQRWKHDOWK\ERQHPDUURZ Figure 1. TIM - 4 - L expression was assessed on newly diagnosed AML or healthy donor BM aspirates by flow cytometry. (A) Percent TIM - 4 - L+ cells or (B) TIM - 4 - L gMFI was assessed in CD45dim live cells for AML, or CD45+ cells for healthy donors. Dotted lines divide graphs into tertiles. Mean ± SD is shown, N= 33 for AML, 8 for healthy donor. Black dots indicates samples with pretreatment. (C) Representative histograms of TIM - 4 - L expression on AML of each tertile or healthy donor BM. A. ϟ C. &(5   FRQVWUXFW Figure 2. CER - 1236 construct design. The CER - 1236 construct consists of a human TIM - 4 extracellular domain, which allows binding to TIM - 4 - L and confers intrinsic phagocytic activity. A CD28 transmembrane domain (TMD) as well as CD28 and CD3 ζ signaling domain, which allow for robust and rapid T cell activation and expansion, as well as the induction of cytotoxic cell killing. A TLR2 signaling domain promotes phagocytosis and modulates cytokine secretion. TMD &(5   0HFKDQLVPRI$FWLRQ CONCLUSIONS • CER - 1236, a first - in - class phagocytic CAR - T therapy targeting TIM - 4 ligand (TIM - 4L), was successfully manufactured and administered to all enrolled patients in a first - in - human trial, demonstrating the technical and clinical feasibility of this novel therapeutic approach. • In this first CAR - T experience targeting TIM - 4L, no adverse events suggestive of on - target toxicity were observed, supporting further clinical development of this approach. • No cytokine release syndrome (CRS) or immune effector cell – associated neurotoxicity syndrome (ICANS) of any grade was observed, despite incorporation of a CD28 costimulatory domain and measurable cell expansion, consistent with a non - cytotoxic, phagocytosis - driven mechanism of action. • In an index patient with inv(3) AML, multiple doses of CER - 1236 were administered without safety - limiting toxicity and were associated with durable platelet recovery and transfusion independence for 72 days, despite persistent cytogenetic abnormalities. Discordance between hematologic lineage recovery and cytogenetics suggests that CER - 1236 may modulate marrow function and support aspects of hematopoiesis without requiring full clonal eradication. • Collectively, these findings support clinical evaluation of CER - 1236 in additional myeloid disease contexts characterized by chronic inflammatory bone marrow microenvironments and elevated TIM - 4L expression, including myelodysplastic syndromes (MDS) and myelofibrosis (MF). TIM - 4 – mediated recognition and clearance of TIM - 4L ⁺ cells and cellular debris may help reprogram the inflammatory marrow niche and support normal hematopoiesis, as reflected by transfusion - based clinical endpoints. >ĖČŪŘôϙ ͖ ϟ ϙ ÍŜôīĖĲôϙèēÍŘÍèťôŘĖŜťĖèŜϙĺċϙôĲŘĺīīôîϙŕÍťĖôĲťŜϟϙīīϙēÍîϙēôÍŽĖīƅϙŕŘôťŘôÍťôîϙŘôīÍŕŜôîϯŘôċŘÍèťĺŘƅϙa[ϙ ϼ‡ϯ‡ϙa[Ͻϟϙ„ŘĖĺŘϙťēôŘÍŕĖôŜϙĖĲèīŪîôîϙFa ϱ æÍŜôîϙŘôČĖıôĲŜϠϙŽôĲôťĺèīÍƄϠϙĖĲťôĲŜĖŽôϙèēôıĺťēôŘÍŕƅϠϙ ĖĲŽôŜťĖČÍťĖĺĲÍīϙÍČôĲťŜϠϙÍĲîϙÍīīĺČôĲôĖèϙF‹“ϟ bĺťôϡϙ„ÍťĖôĲťϙ ͏͏͓ ϱ ͏͏͐ϙ ēÍîϙēĖČē ϱ ŘĖŜħϙèƅťĺČôĲôťĖèŜϙſĖťēϙĖĲŽϼ ͒ Ͻϼŗ ͑͐ ŗ ͕͑ ϽϙĖĲŽĺīŽĖĲČϙa(iaϙϼ(«I ͐ ϽϙĺĲϙæĺťēϙ èēŘĺıĺŜĺıôϙ ͒ϙ ēĺıĺīĺČŪôŜϙϼ ͐͏͏ ҇ϙıôťÍŕēÍŜôŜϙæƅϙħÍŘƅĺťƅŕôϢϙѹ ͕͔ ҇ϙĖĲťôŘŕēÍŜôϙèôīīŜϙæƅϙ>I‹FϽϙÍĲîϙÍϙ èĺĲèŪŘŘôĲťϙîôīϼ ͑͏ ŗϽϙŕŘôŜôĲťϙĖĲϙѹ ͓͘ ҇ϙĺċϙĖĲťôŘŕēÍŜôϙèôīīŜϟϙI‹bϡϙ ͓͕ Ϡ³´ϠĖĲŽϼ ͒ Ͻϼŗ ͑͐ ŗ ͕͑ ϽƄ ͑ Ϡîôīϼ ͑͏ Ͻϼŗ ͐͐ϟ͑ ŗ ͐͒ϟ͐ Ͻϟϙ (ĲťôŘĖĲČϙťēĖŜϙťŘĖÍīϠϙťēôϙŕÍťĖôĲťϙſÍŜϙťŘÍĲŜċŪŜĖĺĲϙîôŕôĲîôîϙċĺŘϙæĺťēϙŕīÍťôīôťŜϙÍĲîϙŘôîϙæīĺĺîϙèôīīŜϟ Figure 8. Summary of Grade ≥3 treatment - emergent adverse events (TEAEs) by patient, cohort, and study day in the safety analysis set. Adverse events were graded per CTCAE v5.0, with relatedness assessed by the investigator. No cytokine release syndrome (CRS) or immune effector cell – associated neurotoxicity syndrome (ICANS) of any grade was observed. No dose - limiting toxicities (DLTs) or treatment - related severe adverse events were observed during the 28 - day DLT assessment window. Serious adverse events were febrile neutropenia, tumor lysis syndrome, generalized weakness, and myocardial infarction, and were not deemed treatment - related. One Grade 5 myocardial infarction occurred after disease progression and initiation of off - protocol chemotherapy and was not considered treatment - related (see below). >ĖČŪŘôϙ ͘ ϟϙ ‹ſĖı ϱ īÍĲôϙťĖıôīĖĲôŜϙîôŕĖèťϙĖĲîĖŽĖîŪÍīϙŕÍťĖôĲťϙèĺŪŘŜôŜϙċŘĺıϙƱŘŜťϙîĺŜôϙϼaĺĲťēϙ ͏ ϽϙťĺϙôĲîϙĺċϙŜťŪîƅϙ ϼ(i‹ϽϟϙīŪôϙÍŘŘĺſŜϙĖĲîĖèÍťôϙîĺŜĖĲČϙôŽôĲťŜϙϼ["ϙѱϙīƅıŕēĺîôŕīôťĖĺĲϢϙ(‡ ϱ ͕͐͑͒ϙ ѱϙ‡ ϱ “ϙèôīīϙĖĲċŪŜĖĺĲϽϢϙēĺŘĖƏĺĲťÍīϙ æÍŘŜϙĖĲîĖèÍťôϙĺĲ ϱ ŜťŪîƅϙîŪŘÍťĖĺĲϟϙ„ôŘϙŕŘĺťĺèĺīϠϙÍîîĖťĖĺĲÍīϙ(‡ ϱ ͕͐͑͒ϙ ĖĲċŪŜĖĺĲŜϙſôŘôϙŕôŘıĖťťôîϙÍťϙĖĲŽôŜťĖČÍťĺŘϙ îĖŜèŘôťĖĺĲϠϙſĖťēϙĺŘϙſĖťēĺŪťϙīƅıŕēĺîôŕīôťĖĺĲϟϙ„ôŘèôĲťÍČôŜϙŜēĺſĲϙĖĲϙôÍèēϙťĖıôīĖĲôϙŘôŕŘôŜôĲťϙıÍŘŘĺſϙæīÍŜťϙ ŕôŘèôĲťÍČôϙæƅϙæĺĲôϙıÍŘŘĺſϙæĖĺŕŜƅϟϙbĺϙĺæĤôèťĖŽôϙıÍŘŘĺſϙĺŘϙŕôŘĖŕēôŘÍīϙæīĺĺîϙŘôŜŕĺĲŜôŜϙſôŘôϙĺæŜôŘŽôîϟϙ (i‹ϙŘôÍŜĺĲŜϡϙ ͏͏͐ ϱ ͏͏͐ ϠϙŕÍťĖôĲťϙŘôŗŪôŜťϢϙ ͏͏͓ ϱ ͏͏͐ϙ ϼĖĲîôƄϽϠϙîĖŜôÍŜôϙŕŘĺČŘôŜŜĖĺĲϙÍĲîϙèīĖĲĖèÍīϙîôèīĖĲôϢϙ ͏͏͔ ϱ ͏͏͑ Ϡϙ ŕŘĺČŘôŜŜĖŽôϙîĖŜôÍŜôϢϙ ͏͏͔ ϱ ͏͏͒ ϠϙŜôŘĖĺŪŜϯĖĲťĺīôŘÍæīôϙÍîŽôŘŜôϙôŽôĲťϟ „ÍťĖôĲťϙ ͏͏͔ ϱ ͏͏͒ ϡϙ>ĺīīĺſĖĲČϙÍϙ"Íƅϙ ͑͗ϙ aϙæīÍŜťϙŕôŘèôĲťÍČôϙĺċϙ ͓͏ ҇ϙÍċťôŘϙťēôϙƱŘŜťϙĖĲċŪŜĖĺĲϠϙÍîîĖťĖĺĲÍīϙ(‡ ϱ ͕͐͑͒ϙ îĺŜĖĲČϙſÍŜϙÍîıĖĲĖŜťôŘôîϙŕôŘϙĖĲŽôŜťĖČÍťĺŘϙîĖŜèŘôťĖĺĲϙċĺŘϙŘôīÍŕŜôîϯŘôċŘÍèťĺŘƅϙa[ϟϙ“ſĺϙ(‡ ϱ ͕͐͑͒ϙ ĖĲċŪŜĖĺĲŜϙ ſĖťēĺŪťϙīƅıŕēĺîôŕīôťĖĺĲϙſôŘôϙČĖŽôĲϙÍťϙaĺĲťēϙ ͐ϙ ϼ ͑ ѯ ͐͏ ϊϙ èôīīŜϯħČϠϙťēôĲϙ ͐ ѯ ͐͏ ϊϙ èôīīŜϯħČϙťſĺϙîÍƅŜϙīÍťôŘϽϟϙ“ſĺϙſôôħŜϙ īÍťôŘϠϙťēôϙŕÍťĖôĲťϙſÍŜϙēĺŜŕĖťÍīĖƏôîϙſĖťēϙŕŘĺČŘôŜŜĖŽôϙīôŪħôıĖÍϙϼ®ϙ ͒͐ϟ͘ ѯ ͐͏ ύ ϯ[ϽϠϙťŘÍĲŜĖťĖĺĲôîϙĺƯϙŕŘĺťĺèĺīϙťĺϙ ƲŪîÍŘÍæĖĲôϯèƅťÍŘÍæĖĲôϙŜÍīŽÍČôϙťēôŘÍŕƅϠϙôƄŕôŘĖôĲèôîϙÍĲϙÍèŪťôϙıƅĺèÍŘîĖÍīϙĖĲċÍŘèťĖĺĲϙŜĖƄϙîÍƅŜϙīÍťôŘϠϙÍĲîϙîĖôîϙťēôϙ ċĺīīĺſĖĲČϙîÍƅϙÍċťôŘϙťŘÍĲŜĖťĖĺĲϙťĺϙèĺıċĺŘťϙèÍŘôϠϙŕŘĖĺŘϙťĺϙ(i‹ϟ Figure 10. Serial platelet counts with platelet transfusion events (red circles), bone marrow (BM) blast percentages, cytogenetic assessment of the inv(3)(q21q26.2) – associated clone, and timing of CER - 1236 administrations (blue arrows) with or without lymphodepleting (LD) chemotherapy. The index patient achieved platelet independence for 72 consecutive days (D71 – D143). BM blasts were assessed by morphology and/or flow cytometry from paired aspirate and core biopsy specimens. Cytogenetic analyses demonstrated persistent inv(3)(q21q26.2) – associated disease despite platelet lineage recovery following the initial three CER - 1236 infusions. Given persistent cytogenetic disease, LD + CER - 1236 was re - initiated per protocol to attempt deeper disease control. Following the second LD + CER - 1236 administration, the patient experienced a rapid change in disease trajectory, with rising BM blast percentages and progressive functional impairment, leading to end of study due to substantial disease progression and clinical decline. Successful Manufacture and Release of CER - 1236 For All Patients Enrolled Pt 005 - 003 Pt 005 - 002 Pt 004 - 001 Pt 001 - 001 2212.5 2147.5 2032.5 622.5 Total cell yield (x10^6) 95.6 92.2 88.6 82.6 Viability (%) 99.2 94.9 95.6 99.6 CD3+% 34.3 60.9 51.3 51.4 CER+% 7 6 6 1 Final product (bag) Figure 5. CER - 1236 T cells manufactured on a Miltenyi Prodigy platform using a 7 - day manufacturing process. CER - 1236 Demonstrates Robust Expansion and Persistence that is Not Associated with Inflammatory Cytokine Secretion >ĖČŪŘôϙ ͕ ϟϙϼϽϙ„ēÍŘıÍèĺħĖĲôťĖèŜϙĺċϙ(‡ ϱ ͕͐͑͒ϙ ſÍŜϙÍŜŜôŜŜôîϙæƅϙîî„‡ϙĖĲϙŕôŘĖŕēôŘÍīϙæīĺĺîϟϙıÍƄϙ ĺèèŪŘŘôîϙæôťſôôĲϙ ͐͏ϙ ÍĲîϙ ͓͐ îÍƅŜϙŕĺŜťϙĖĲċŪŜĖĺĲϟϙϼϽϙI>b ϱ ̌ϠϼϽϙI[ ϱ ͑ Ϡϙϼ"Ͻϙ“b> ϱ ̊ ϠϙÍĲîϙϼ(ϽϙI[ ϱ ͕ϙ ſôŘôϙ ıôÍŜŪŘôîϙĖĲϙŕôŘĖŕēôŘÍīϙæīĺĺîϙŪŜĖĲČϙi ϱ īĖĲħϙ“ÍŘČôťϙ ͓͗ϙ èƅťĺħĖĲôϙŕÍĲôīϟϙ Figure 4. Phase 1/1b study using a standard 3+3 dose - escalation design followed by dose expansion to evaluate the safety, tolerability, and preliminary activity of CER - 1236 in AML. At dose levels incorporating two administrations ( × 2), CER - 1236 was administered as split dosing on Day 0 and Day 2. This poster summarizes the clinical experience of the first four treated patients. 3KDVH  VWXG\GHVLJQHYDOXDWLQJ&(5   LQ KHPDWRORJLFPDOLJQDQFLHV 1&7  Figure 11. Based on these results, the study was expanded to include transfusion - dependent MDS (TD - MDS), high - risk MDS (HR - MDS), and myelofibrosis (MF) after JAK inhibitor failure, reflecting the hypothesis that TIM - 4 – based phagocytic CAR - T therapy may modulate the inflammatory bone marrow microenvironment and support hematopoietic recovery beyond cytoreduction. Expansion of CER - 1236 Clinical Study Into Myelodysplastic Disease and Myelofibrosis /XNH0RXQWMR\'2  5REHUW6LNRUVNL0'3K'  %UDQGRQ&LHQLHZLF]3K'  .ULVWHQ3LHUFH3K'  +RQJ[LX1LQJ3K'  (OL]DEHWK 3DGLOOD%6  1HLO6DQNDU0'  0LFKDHO%0DULV0'  6WHSKHQ$6WULFNODQG0'   DQG$EKLVKHN0DLWL0'   &RORUDGR%ORRG&DQFHU,QVWLWXWH6DUDK&DQQRQ5HVHDUFK,QVWLWXWH'HQYHU&2   &(5R  7KHUDSHXWLFV+ROGLQJV,QF6RXWK 6DQ)UDQFLVFR&$  6DUDK&DQQRQ5HVHDUFK,QVWLWXWHDW7UL6WDU&HQWHQQLDO1DVKYLOOH71  7KH8QLYHUVLW\RI7H[DV0' $QGHUVRQ&DQFHU &HQWHU +RXVWRQ7; A. B. ϟ D. (ϟ Baseline Demographics, Disease Characteristics, and Prior Therapy Grade ≥3 Treatment - Emergent Adverse Events /RQJLWXGLQDOKHPDWRORJLFDQGF\WRJHQHWLFFRXUVH GHPRQVWUDWLQJGXUDEOHSODWHOHWUHFRYHU\ZLWK F\WRJHQHWLFSHUVLVWHQFHLQDQLQGH[SDWLHQW    Patient - Level Study Timelines (First Dose to End of Study)